FIRST AMENDMENT TO FORWARD EQUITY PURCHASE AGREEMENT


        This First Amendment to Forward Equity Purchase Agreement, made as of October 14, 1998 (this "Amendment") is between CTG Resources, Inc., a Connecticut corporation ("CTG"), and The Energy Network, Inc., a Connecticut corporation ("TEN").

                               W I T N E S S E T H:
                               --------------------

        WHEREAS, CTG and TEN are parties to a forward equity purchase agreement dated October 1, 1997 (the "Agreement"); and

        WHEREAS, TEN has requested that CTG provide TEN with capital in addition to the capital required to be provided under the Agreement to enable TEN to carry on and expand its business and CTG is willing to provide additional contributions to TEN; and

        WHEREAS, CTG expects to benefit from the activities of TEN which will be enabled through the additional capital to TEN under this Amendment;

        NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

        1. AMENDMENT OF AGREEMENT. The Agreement is hereby amended (a) by increasing the aggregate amount of contributions into TEN by CTG pursuant to paragraph 1 thereof by $32,600,000 from $90,000,000 to $122,600,000, of which, as of the date of this Amendment, $7,500,000 has been paid and $115,100,000 remains payable under the terms of the Agreement, as amended hereby, and (b) by increasing the quarterly installments of $1,875,000 each payable on the first day of each January, April, July and October in each of the years 1999 through and including 2009 by $375,000 each to $2,250,000 and continuing with four quarterly installments of $4,025,000 each in 2010.

        2. AGREEMENT TO REMAIN IN EFFECT EXCEPT AS MODIFIED. Except as modified by this Amendment, the Agreement shall remain in full force and effect.


        IN WITNESS WHEREOF, the parties have duly executed, or have caused their duly authorized officers or representatives to execute, this amendment as of the date first above written.

                                   CTG RESOURCES, INC.



                                   By: S/ James P. Bolduc
                                      --------------------------
                                    Its Executive VP & CFO


                                   THE ENERGY NETWORK, INC.


                                   By: S/ James P. Bolduc
                                      --------------------------
                                    Its Executive VP & CFO






































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